UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01 Regulation FD Disclosure

Recast Financials to Show Effects of Cardiac Rhythm Management Discontinued Operations

On November 20, 2017, LivaNova PLC, (“we” or the “Company”) entered into a letter of intent (“LOI”) to sell the Cardiac Rhythm Management Business Franchise (“CRM”) to MicroPort Scientific Corporation for $190.0 million in cash. We expect to enter into the definitive acquisition agreement contemplated by the LOI following completion of the notification and consultation process with CRM’s employee works councils as required by local laws. Completion of the transaction is subject to receipt of relevant regulatory approvals, including fulfilling the requirements of the Hong Kong Stock Exchange’s Major Transaction requirements, and other customary closing conditions. We expect the transaction to close in the second quarter of 2018. We concluded that the sale of CRM represents a strategic shift in our business that will have a major effect on future operations and financial results and therefore qualifies as a discontinued operation under U.S. GAAP.

We are providing unaudited quarterly information for the nine months ended September 30, 2017 and the twelve months ended December 31, 2016 recast to classify the results of CRM as discontinued operations in our consolidated statements of income (loss). These changes had no effect on net income (loss) for these periods, as reported in our Quarterly Report on Form 10-Q for the three, six and nine months ended March 31, 2017, June 30, 2017 and September 30, 2017, and our Annual Report on Form 10-K for the year ended December 31, 2016. We believe that the unaudited recast financial information will be helpful to users of our financial statements in better understanding our fourth quarter and full year 2017 financial results.

The recast financial information can be found at the following link on the Company’s Investor Relations page: http://www.livanova.com/quarterlyreports. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The recast information includes financial measurements that present financial information not necessarily in accordance with U.S. GAAP. Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter and year to year on a regular basis and for benchmarking against other medical technology companies. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures are described and reconciled to their GAAP counterparts in the aforementioned link and should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: February 21, 2018	By:/s/ Catherine Moroz
Name: Catherine Moroz
Title: Company Secretary

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